Exhibit 10.1
SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”) effective February 21, 2005, by and among Victory Capital Holdings Corporation, a Nevada corporation ( “VTYC” or the “Company”) and, Universal Power Vehicles ("UPV"), and Howard Foote as the sole shareholder of UPV (referred to as the “UPV Shareholder”). VTYC, UPV and the UPV Shareholder are sometimes collectively referred to as the “Parties”.

Introduction. VTYC is a publicly held corporation in the business of promoting research and development of light metal technologies and industrial applications for their products and processes. UPV is a privately held corporation in the business of manufacturing light metals. VTYC, UPV and the UPV Shareholder have determined that it is in their respective best interests, pursuant to the terms of this Agreement: (i) to have UPV become a wholly owed subsidiary of VTYC; and (ii) to have the UPV Shareholder acquire twenty percent (20%) of the outstanding shares of Victory Energy Inc. (“VEI”), a wholly-owned subsidiary of VTYC.

Article I. Plan Of Reorganization.

1.1 Reorganization Events. At the Closing, the following transactions will occur as part of the reorganization provided for by this Agreement (such events being referred to as the “Reorganization” or the “Reorganization Events”):

a.
The UPV Shareholder will transfer and assign to VTYC, a total of 100% of the common stock of UPV (the “UPV Shares”), free and clear of all liens, charges or other encumbrances (“Liens”), representing one hundred percent (100%) of the capital of UPV;

b.
VTYC will transfer to the UPV Shareholder a total of 20% of common stock of VEI (the “VEI Shares”), which VEI Shares will be free and clear of all Liens and allocated among the UPV Shareholder. Specific allocation to the individual UPV Shareholder shall be supplied at closing as Exhibit C to this agreement.

c.
It is acknowledged that none of the UPV Shares or VEI Shares will be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and any certificates representing such UPV Shares and VEI Shares will contain a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of the securities unless and until such securities are registered under the Securities Act or an opinion of qualified counsel is received that registration is not required under the Securities Act).

d. As a result of the actions provided in this §1.1 UPV will become a wholly owned subsidiary of VTYC.

e. The UPV Shares and the VEI Shares are to be issued pursuant to section 4(2) of the Securities Act or any available exemption from federal registration.

f.
After the Closing, the management of VTYC and UPV will agree on specific performance goals for UPV which will result in VTYC management using their best efforts to effect a spin-out of UPV to the Shareholder of VTYC with the management of UPV retaining up to seventy percent (70%) of the issued and outstanding shares of UPV. Upon the successful completion of such spin out, VTYC management will continue to cooperate with the management of UPV to establish UPV as a reporting company under SEC regulations, trading on either the OTC Bulletin Board or the NASDAQ Small Cap Market.

g.	As additional consideration for this Agreement, UPV will pay to VTYC five percent (5%) of UPV’s gross revenues until UPV is spun out as provided in the previous paragraph.

h.
After the Closing, VTYC will use its best efforts to obtain financing for UPV in the amount of two hundred fifty thousand dollars ($250,000.00) immediately, a second two hundred fifty thousand dollars ($250,000) on or before March 31, 2005, a third two hundred fifty thousand dollars ($250,000) on or before April 30, 2005, a fourth two hundred fifty thousand dollars ($250,000) on or before May 31, 2005, and an additional one million dollars ($1,000,000) if needed thereafter. It is the intention of the Parties that such financing should position UPV to be generating operating revenue and or well underway to being established as its own public company. As additional consideration for this Agreement, UPV agrees to allow VTYC borrow on terms to be agreed upon at such time up to ten percent (10%) of any such funds obtained for UPV with the direct or indirect assistance of VTYC.

i.
As additional consideration, Foote agrees to make an assignment to UPV, and if for any reason assignment is not possible, to grant a royalty-free world-wide perpetual license with sublicense rights to UPV, covering all of Foote’s rights in the technology of a furnace and related manufacturing processes related to the manufacture of magnesium and other metals, including but not limited to any trade secrets, patents and patent applications.

Article II. The Closing

2.1 The Closing of the Reorganization (the “Closing”) will take place at such time and place as the parties may mutually agree. The Closing will be complete only when all of the deliverables set forth in the following sub-sections have been delivered. Should the Closing not be completed, this Agreement will be terminated with no liabilities either under this Agreement or related to such termination accruing to any of the Parties.

2.2 At the Closing, UPV will deliver to VTYC:

a. Transfer Powers for the UPV Shares, assigning to VTYC all right, title and interest in the UPV Shares, representing one hundred percent (100%) of the UPV Shares then outstanding;

b. a certificate from the UPV and the UPV Shareholder, certifying that the representations and warranties  made by them in Article 3 are true and correct and that there has been no material adverse changes in financial condition of UPV since December 31, 2004;

c. a Good Standing Certificate for UPV from the State of Nevada;

d. a certificate signed by an officer of UPV evidencing that:

i. UPV is corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;

ii. UPV is authorized to carry on their businesses as now being conducted;

iii. This Agreement has been duly authorized, executed and delivered by UPV and is a valid and binding obligation of UPV and enforceable in accordance with its terms;

iv. UPV, through its Officers and Directors, has taken all actions necessary to authorize the execution, delivery and performance of this Agreement; and all actions necessary to be in compliance with all applicable law; and

v.  except as referred to herein, UPV knows of no actions, suits, or other legal proceedings or  investigations pending or threatened against or relating to or materially adversely affecting UPV;  and no unsatisfied judgments against UPV;

e. a copy of all of the corporate records of UPV and a certificate by an officer of UPV that such records are true and correct copies of all corporate records of UPV;

f.	letters of resignation in form and substance satisfactory to VTYC from each of the board members and officers of UPV; and
g. such other documents as counsel for VTYC shall reasonably request.

2.3 At the Closing, VTYC will each deliver to UPV:

a. Transfer Powers for the Shares, assigning to UPV all right, title and interest in the VEI Shares;

b. a Good Standing Certificate for VTYC from the State of Nevada;

c. a certificate signed by an officer of VTYC evidencing that:

i. VTYC is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada;

ii. VTYC has the corporate power to carry on its business as now being conducted;

iii. this Agreement has been duly authorized, executed and delivered by VTYC and is a valid and binding obligation of VTYC and enforceable in accordance with its  terms;

iv. VTYC, through its Board of Directors, has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement; and all corporate action necessary to be in compliance with the statutory requirements of the state of Nevada;

            v. the documents executed and delivered to UPV hereunder are valid and binding in accordance with their terms and vest in UPV all right title and interest in and to the UPV Shares and said stock when issued shall be validly issued, fully paid, and non-assessable; and

vi. except as referred to herein, VTYC knows of no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting VTYC; and no unsatisfied judgments against VTYC.; and

d. such other documents as counsel for UPV shall reasonably request.

Article III. Representations and Warranties

3.1 UPV and the UPV Shareholder hereby jointly and severally represent and warrant to VTYC  that:

a.
Organization. UPV will be at the Closing incorporated in the state of Nevada. UPV will be at the Closing, a corporation duly organized, validly existing and in good standing under the laws of Nevada and has full corporate power and authority to consummate the transactions contemplated hereby. Prior to the consummation of the transactions contemplated hereby, UPV will be duly qualified and/or licensed to do business in each jurisdiction in which such qualification or licensing is necessary.

b.
Shares. The authorized capital stock of UPV consists of 100% shares of common stock par value $0.001. No other shares of capital stock are authorized by the Articles of Incorporation of UPV. As of the Closing, the UPV Shares to be transferred to VTYC by the UPV Shareholder will constitute all duly and validly issued shares of UPV, and they shall be fully paid and nonassessable; and will be delivered free and clear of any liens or encumbrances.

c.
Financial Statements. Attached hereto as EXHIBIT A are UPV’s unaudited financial statements as of and for the period ending December 31, 2004, including UPV’s balance sheet, statement of income (loss), and its statement of cash flows (the "Year End UPV Financial Statements"). The Year End UPV Financial Statements are all true and correct and prepared in conformity with Generally Accepted Accounting Principles.

d.
Adverse Changes. From and after the date of the Year End UPV Financial Statements, through the Closing, there have not been and will not be any material adverse changes in the financial position of UPV as set forth in the Year End UPV Financial Statements.

e.
Litigation. UPV is not and as of the Closing will not be, to the best of its knowledge, involved in any pending litigation or governmental investigation or proceeding not reflected in the Year End UPV Financial Statements or otherwise disclosed in writing to VTYC and, to the knowledge of the UPV Shareholder, no litigation or governmental investigation or proceeding is threatened against UPV.

f.
No Violations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) violate any provision of the Articles of Incorporation or Bylaws of UPV; (ii) violate, conflict with or result in the breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which UPV is a party or by which any of its property or assets may be bound; (iii) result in the creation of any lien, charge or encumbrance upon the properties or assets of UPV; or (iv) violate any judgment, order, injunction, decree or award against or binding upon UPV or upon its securities, property or business.

g. No Undisclosed Liabilities. UPV has no liabilities not expressly disclosed in the Year End UPV Financial Statements.

h.
Taxes. UPV has filed all Tax returns and forms that it has been required to file, and paid all taxes shown therein as owing. All such Tax returns were completed and filed in accordance with applicable law. UPV is not subject to or threatened with any action, suit, proceeding, investigation, audit or claim with respect to the payment of any Tax. UPV is not a party to any Tax allocation or sharing agreement with any party. As used herein, “Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, profit, customs, duties, real property, personal property, capital stock, intangibles, social security, employment, unemployment, disability, payroll, license, employee, or other tax, withholding tax, or levy, of any kind whatsoever, including any interest, penalties, or additions to tax in respect of the foregoing.

i.
the compliance as to any such Plan with any applicable requirements, if any, of ERISA and the Internal Revenue Code, including but not limited to the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, to provide health care continuation coverage (Section 4980B(f) of the Code).

j. Subsidiaries. UPV currently has no subsidiaries.

3.2. VTYC represents and warrants as follows:

a.
Organization. VTYC was formed in the state of Nevada on January 7, 1982. VTYC is, and as of the date of the Closing will be, a corporation duly organized, validly existing and in good standing under the laws of Nevada. VTYC has full power and authority to consummate the transactions contemplated hereby. Prior to the consummation of the transactions contemplated hereby, VTYC will be duly qualified and/or licensed to do business in each jurisdiction in which such qualification or licensing is necessary.

b.
Shares. The authorized capital stock of VEI consists of 100% shares of common stock par value $0.001. No other shares of capital stock are authorized by the Articles of Incorporation of VEI. As of the Closing, the VEI Shares to be transferred to UPV by VTYC will constitute twenty percent (20%) of the duly and validly issued shares of VEI, and they shall be fully paid and nonassessable; and will be delivered free and clear of any liens or encumbrances.

c.	Necessary Action. VTYC has taken all necessary action to authorize the execution of this Agreement and the transactions contemplated hereunder.

d. No Violations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby: (i) will violate any provision of the Articles of Incorporation of VTYC; (ii) will violate, conflict with or result in breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which VTYC is a party or by which  any of its property or assets may be bound; (iii) will result in the creation of any lien, charge or encumbrance upon the properties or assets of VTYC; or (iv) will violate any judgment, order, injunction, decree or award against or binding upon VTYC, or upon its securities, property or business.

e.
Financial Statements. Attached hereto as EXHIBIT B are VTYC’s unaudited financial Statements as of and for the period ending December 31, 2004 including its balance sheet, its statement of income (loss), and its statement of cash flows, (the "Year End VTYC Financial Statements. The Year End VTYC Financial Statements are all true and correct and prepared in conformity with Generally Accepted Accounting Principles.

f.
Material Adverse Changes. From and after December 31, 2004 there have not been, and prior to the Closing there will not be, any material adverse changes in the financial position of VTYC as set forth in the Year End VTYC Financial Statements except changes arising in the ordinary course of business.

g.
Litigation. VTYC is not, and as of the Closing will not be, involved in any pending litigation not in the ordinary course of business or governmental investigation or proceeding not disclosed in the Year End VTYC Financial Statements, and to the knowledge of VTYC, no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against VTYC.

h. No Undisclosed Liabilities. VTYC has no liabilities not expressly disclosed in the  Year End VTYC    Financial Statements.

i.
Taxes. VTYC has filed all Tax returns and forms that it has been required to file, and paid all taxes shown therein as owing. All such Tax returns were completed and filed in accordance with applicable law. VTYC is not subject to or threatened with any action, suit, proceeding, investigation, audit or claim with respect to the payment of any Tax. VTYC is not a party to any Tax allocation or sharing agreement with any party.

j.
ERISA. UPV has no liability or contingent liability under any employee pension benefit plans (“Pension Benefit Plans”) as defined in Section 3(2) of the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) or under any Welfare Benefit Plans” as defined in Section 3(1) of ERISA or under any multiemployer plan as defined in Section 3(37) of ERISA. UPV has no liability to make any contributions under the terms of any Pension Benefit Plan. UPV is not responsible for or liable in connection with any Welfare Benefit Plans, under which any material claims for benefits are in dispute, or forERISA. VTYC has no liability or contingent liability under any employee pension benefit plans (“Pension Benefit Plans”) as defined in Section 3(2) of the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) or under any Welfare Benefit Plans” as defined in Section 3(1) of ERISA or under any multiemployer plan as defined in Section 3(37) of ERISA. VTYC has no liability to make any contributions under the terms of any Pension Benefit Plan. VTYC is not responsible for or liable in connection with any Welfare Benefit Plans, under which any material claims for benefits are in dispute, or for the compliance as to any such Plan with any applicable requirements, if any, of ERISA and the Internal Revenue Code, including but not limited to the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, to provide health care continuation coverage (Section 4980B(f) of the Code).

k. Subsidiaries. VTYC currently has the following wholly owned subsidiaries: VEI, Victory Energy, Inc. Victory Industrial, Inc. and Victory Communication Services, Inc.

Article IV Conditions Precedent To Closing

4.1 All obligations of UPV and the UPV Shareholder under this Agreement are subject to the fulfillment prior to or  as of the Closing date of each of the following conditions:

a.
Representations and Warranties. The representations and warranties by VTYC contained in this Agreement or in any certificate or document delivered to UPV pursuant to the provisions hereof shall be true at and as of the time the Closing as though such representations and warranties were made at and as of such time.

b.	Covenants. VTYC shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

c. Receipt of Documents. UPV shall have received all of the documents to be delivered to UPV hereunder.

4.2 All obligations of VTYC under this Agreement are subject to the Completion by UPV, prior to or as of the   Closing date of each of the following conditions:

a.
Representations. The representations and warranties by UPV contained in this Agreement in any certificate or document delivered to VTYC pursuant to the provisions hereof shall be true at and as of the time of the Closing as though such representations and warranties were made at and as of such time.

b. Receipt of Documents. VTYC shall have received all of the documents to be delivered to VTYC    hereunder.

c.
Covenants. UPV and the UPV Shareholder shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

Article V Covenants

5.1 Prior to the Closing, UPV and VTYC agree not to do any of the following acts prior to the Closing, and the UPV  Shareholder agree that prior to the Closing they will not request or permit UPV to do any of the following acts:

        a. declare or pay any dividends or other distributions on its stock or purchase or redeem any of its stock;

  b. engage in any business or incur any liabilities except in the normal course of business or for the normal accrual of franchise taxes; or

Article VI Publicity

6.1 Each Party hereto agrees not to issue any press release or make any public statement (except as required by l law) with respect to the transactions contemplated hereby without the consent of the other party. Each Party  hereto agrees to keep confidential all information provided them by any other Party hereto.

Article VII Indemnification

7.1 UPV and each of the UPV Shareholder agrees to jointly and severally indemnify, defend and hold harmless  VTYC and its respective, officers, employees, Shareholder and any Affiliates of the foregoing, and their  successors and assigns (collectively, the "VTYC Group") from and against any and all losses, liabilities  (including punitive or exemplary damages and fines or penalties and any interest thereon), expenses (including  reasonable fees and disbursements of counsel and expenses of investigation and defense), claims, Liens or  other obligations of any nature whatsoever suffered or incurred by the VTYC Group which, directly or indirectly,  arise out of, result from or relate to, (i) any inaccuracy in or any breach of any representation or warranty of  UPV or the UPV Shareholder, or (ii) any breach of any covenant or agreement of UPV or the UPV Shareholder  contained in this Agreement.

7.2 VTYC agrees to indemnify, defend and hold harmless UPV and the UPV Shareholder and their respective,  officers, employees, Shareholder and any Affiliates of the foregoing, and their successors and assigns (the "  UPV Group") from and against any and all losses, liabilities (including punitive or exemplary damages and  fines or penalties and any interest thereon), expenses (including reasonable fees and disbursements of  counsel and expenses of investigation and defense), claims, Liens or other obligations of any nature  whatsoever suffered or incurred by the UPV Group which, directly or indirectly, arise out of, result from or  relate to (i) any inaccuracy in or any breach of any representation or warranty of VTYC contained in this  Agreement, or (ii) any breach of any covenant or agreement of VTYC contained in this Agreement.

7.3 Method of Asserting Claims. The party making a claim under this Article 7 is referred to as the "Indemnified  Party" and the party against whom such claims are asserted under this Article 7 is referred to as the  "Indemnifying Party". All claims by any Indemnified Party under this Article 7 shall be asserted and resolved as  follows:

(a) In the event that any claim or demand for which an Indemnifying Party would be liable to an Indemnified  Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third  party, said Indemnified Party shall within fifteen (15) days notify in writing the Indemnifying Party of  such claim or demand, specifying the nature of the specific basis for such claim or demand, and the  amount or the estimated amount thereof to the extent then feasible (which estimate shall not be  conclusive of the final amount of such claim and demand; any such notice, being the "Claim Notice");  provided, however, that any failure to give such Claim Notice will not be deemed a waiver of any rights  of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced  or harmed. The Indemnifying Party may elect to assume the defense of any such claim or demand by  delivering written notice to the Indemnified Party of such election. Any Indemnified Party is hereby  authorized prior to the date on which it receives written notice from the Indemnifying Party assuming  such defense, to retain counsel, whose reasonable fees and expenses shall be at the expense of the  Indemnifying Party, to file any motion, answer or other pleading and take such other action which it  reasonably shall deem necessary to protect its interests or those of the Indemnifying Party until the  date on which the Indemnified Party receives such notice from the Indemnifying Party. After the  Indemnifying Party shall assume such defense, the Indemnified Party shall have the right to retain its  own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified  Party unless the named parties of any such proceeding (including any impleaded parties) include both  the Indemnifying Party and the Indemnified Party and representation of both parties by the same  counsel would be inappropriate due to actual or potential differing interests between them. The  Indemnifying Party shall not, in connection with any proceedings or related proceedings in the same  jurisdiction, be liable for the reasonable fees and expenses of more than one such firm for the  Indemnified Party (except to the extent the Indemnified Party retained counsel to protect its (or the  Indemnifying Party's) rights prior to the selection of counsel by the Indemnifying Party). The  Indemnified Party agrees to cooperate reasonably with the Indemnifying Party and its counsel in  contesting any claim or demand, which the Indemnifying Party defends. No claim or demand may be  settled by an Indemnifying Party or, where permitted pursuant to this Agreement, by an Indemnified  Party without the consent of the Indemnified Party in the first case or the consent of the Indemnifying  Party in the second case, which consent shall not be unreasonably withheld, unless such settlement  shall be accompanied by a complete release of the Indemnified Party in the first case or the  Indemnifying Party in the second case.

(b) In the event any Indemnified Party shall have a claim against any Indemnifying Party hereunder  which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a Claim Notice with respect to such claim to the Indemnifying Party. If the Indemnifying Party does not dispute such claim within thirty (30) days of receipt of the Claim Notice the amount of such claim shall be paid to the Indemnified Party within forty-five (45) days of receipt of the Claim Notice.

    (c) So long as any right to indemnification exists pursuant to this Article 7, the affected parties each agree  to retain all books, records, accounts, instruments and documents reasonably related to the Claim  Notice. In each instance, the Indemnified Party shall have the right to be kept informed by the  Indemnifying Party and its legal counsel with respect to all significant matters relating to any legal  proceedings. Any information or documents made available to any party hereunder, which information  is designated as confidential by the party providing such information and which is not otherwise  generally available to the public, or which information is not otherwise lawfully obtained from third  parties or not already within the knowledge of the party to whom the information is provided (unless  otherwise covered by the confidentiality provisions of any other agreement among the parties hereto, or  any of them), and except as may be required by applicable law or requested by third party lenders to  such party, shall not be disclosed to any third Person (except for the representatives of the party being  provided with the information, in which event the party being provided with the information shall request  its representatives not to disclose any such information which it otherwise required hereunder to be  kept confidential).

7.4 Time for Asserting Claims. All claims for indemnification under this Article 7 must be made within one (1) year  from the Closing of this Agreement.

Article VIII Nature And Survival Of Representations.

8.1 All representations, warranties and covenants made by any party in this Agreement shall survive the closing  hereunder for one year after the Closing. Each of the parties hereto is executing and carrying out the  provisions of this Agreement in reliance solely on the representations, warranties and covenants and  Agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon  any investigation which it might have made or any representations, warranty, Agreement, promise or  information, written or oral, made by the other party or any other person other than as specifically set forth  herein.

Article IX Miscellaneous.

9.1 Entire Agreement. This Agreement, including the exhibits, schedules, lists and other documents and writings  referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire agreement and  understanding of the Parties with respect to the matters herein set forth. All prior negotiations, agreements  and understandings between the Parties with respect to the subject matter of this Agreement are merged  herein and are superseded and cancelled by this Agreement.

9.2 Notices. Any notices which any of the Parties hereto may desire to serve upon any of the Parties hereto shall  be in writing and shall be conclusively deemed to have been given when received if sent by reputable  overnight delivery service such as Federal Express or if sent by e-mail (with a copy sent by mail or by telefax) if  sent to the address (es) provided below (or such other address (es) of which any party notifies the other parties  from time to time):

if to UPV or the UPV Shareholder:
Howard Foote
53975 Avendia Cortez
La Quinta, California 92253
e-mail: howardafoote@magautogroup.com
Fax: 760 564 0843

if to VTYC:
Jon Fullenkamp
27762 Antonio Parkway
Suite L1-497
Ladera Ranch, California 92694
e-mail: jon@vtyc.com
Fax: 866 279 9257

with a copy to:
Philip J. Englund
3460 Corte Clarita
Carlsbad, CA 92009
e-mail: your.gc@adelphia.net
Fax: 760-753-7005

9.3 Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, personal  representatives and successors and assigns of parties.

9.4 Choice Of Law. This Agreement shall be construed and enforced in accordance with the laws of the State of  California, without regard to its conflicts of law provisions. The exclusive jurisdiction for any litigation arising  out of or relating to this Agreement shall be in the state and federal courts located in San Diego County in the  State of California.

9.5 Counterparts. This Agreement may be signed in one or more counterparts all of which taken together shall  constitute an entire Agreement. Photocopies, facsimiles or .pdf copies of signature pages shall be deemed  sufficient to bind the Parties. The Parties agree that they shall allow their counsel to fully cooperate with each  other to execute multiple copies of the various documents herein as need to facilitate execution and exchange  of this Agreement and the various other agreements and Certificates provided for in this Agreement.

9.6 Further Assurance. At any time, and from time to time, after the Closing, each Party will execute such  additional instruments and take such action as may be reasonably requested by any other Party to confirm or  perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this  Agreement.

9.7 Waiver. Any failure on the part of any Party hereto to comply with any of its obligations, Agreements or  conditions hereunder may be waived in writing by the Party to whom such compliance is owed.

9.8 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. If an  ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by  the Parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the  authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be  deemed also to refer to the law as amended and all rules and regulations promulgated thereunder, unless the  context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by  “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any  other gender, and words in the singular form will be construed to include the plural and vice versa, unless the  context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of  similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so  limited. The Parties intend that each representation, warranty, and covenant contained herein will have  independent significance. If any Party has breached any representation, warranty, or covenant contained  herein in any respect, the fact that there exists another representation, warranty or covenant relating to the  same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not  detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

9.9 Headings and Introduction. The headings used in this Agreement as well as the Introduction section of this  Agreement shall be deemed to be part of this Agreement.

In Witness Whereof, the Parties hereto have executed this Agreement as of the date first above written.

Universal Power Vehicles, “UPV” by

_/s/ Howard Foote______________________________ Date__February 21, 2005__________________
Howard Foote
President & CEO

Victory Capital Holdings Corporation, “VTYC”, BY

_/s/ Jon Fullenkamp______________________________ Date__February 21, 2005__________________
Jon Fullenkamp
Chairman & CEO

Shareholder by

_/s/ Howard Foote________________________________ Date __February 21, 2005__________________
Howard Foote as sole UPV Shareholder